UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06574

The Latin American Discovery Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

The Latin American Discovery Fund, Inc. (LDF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

The Latin American Discovery Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, The Latin American Discovery Fund, Inc. (the “Fund”) had total returns of 39.88%, based on net asset value, and 40.73% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America Net Index (the “Index”), which returned 45.32%. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $12.20, representing a 5.6% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•	In the six months ending June 30, 2009, the Latin American markets as measured by the MSCI Emerging Market Latin America Index gained 26.44% in local terms and 45.32% percent in U.S. dollar terms.

•

Investor sentiment shifted from concerns early in 2009 that the global recession would prolong into 2010 to optimism in March that the economy may have reached its trough and is potentially on the road to recovery. Global equity markets began the year with a rough start, again tumbling on the back of extremely low levels of consumer confidence and still deteriorating U.S. housing sector. Gross domestic product (GDP) growth numbers for the fourth quarter 2008 painted a dire picture, causing many economists to lower forecasts for first quarter 2009 and deep concerns that the global recession would be lengthier than first expected to emerge.

•

In early March, global equity markets retested and broke through the previous lows set in November 2008, but subsequently embarked on a sizeable rally. Marginally positive economic data, including PMI data (an indicator of manufacturing health) from various countries and retail sales numbers in the U.S., as well as exceedingly oversold conditions, extended the rally through the end of the period in review. In addition, global central banks and other government agencies feverishly implemented both fiscal and monetary plans to stimulate their economies, further spurring positive investor sentiment.

•

The emerging markets enjoyed a strong rally during the period in review given a more optimistic outlook on China and quantitative easing in the U.S. Latin America finished the period in review as the best performing region in the emerging markets. Brazil and Chile led regional gains, followed by Colombia. Mexico and Peru lagged regional gains, though both rose over the period. On a sector basis, energy was a strong outperformer, followed by information technology, utilities and consumer discretionary. Telecommunication services and industrials were the worst performers.

•

For the six months ending June 30, 2009, the Fund trailed the Index return. During the period in review, stock selection in Brazil, Chile and Mexico were the primary detractors from relative returns. Our overweight position in Mexico, coupled with our underweight position in Brazil, also detracted from relative returns.

•	Positive contributors to relative performance came from our underweight positions in Argentina, Peru and Chile. Stock selection in Peru was also a positive contributor.

The Latin American Discovery Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies

•

The Fund continues to integrate a top-down country allocation and bottom-up stock selection with a growth bias, utilizing a rigorous and fundamental research approach that considers dynamics, valuation and sentiment. We believe that over the longer term, investing in companies in emerging markets with highly visible earnings and increasing returns on capital may deliver outperformance.

•

While the conditions are not in place for a major new bull market to begin, a bear market is not the only other alternative. There is a middle path like the one Japan followed in the mid-1990s. Japanese stocks participated in some significant rallies during that decade, including three jumps of around 50%, all of which coincided with a temporary economic upturn.

•

We expect emerging markets to continue to grow relatively faster than their developed counterparts, thus offering, in our view, a compelling combination of stronger growth prospects with attractive valuations. In Latin America, we believe equities still offer attractive value given the solid relative earnings growth and longer-term fundamentals. With regional economic activity weakening and inflation falling, central banks are likely to continue their easing efforts. Longer term, we believe the secular growth case for the asset class remains intact. Fundamentals in Latin America remain constructive, in our opinion, with debt levels down and international reserves benefiting from the current account surpluses of the past several years.

•

The Portfolio’s overweight positions are in Mexico, Panama and Argentina. We are underweight the rest of the region. On a sector basis, we remain overweight consumer and financial-related stocks and underweight commodity-related names given compelling relative valuations and earnings visibility. Despite the relative outperformance of commodity names this year, our research continues to support our expectation of further weakness in commodity prices given the slowdown in demand in the developed world. We expect further downgrades to earnings estimates for cyclical sectors. As a result, we view rallies in commodity sectors as unsustainable. During the period in review, we took advantage of discounts in the Argentine stock market, which fell significantly due to the disruptive political agenda of President Kirchner. Recent elections have increased the prospects of market friendly policy helping to unlock value in select companies of this under-owned market.

•

In Brazil, we reduced exposure to select iron ore companies following earlier year outperformance. We remain concerned that volumes outside of China will remain weak, and that discount pricing is holding up Chinese volumes. We rebalanced our domestic sector exposure away from positions that have recently outperformed and now trade ahead of medium term fundamentals into sectors such as homebuilders where earnings visibility is higher. We are focusing on homebuilders where a government-housing package for the low-end has substantially increased medium-term growth prospects. We added a leading credit card acquirer in Brazil with 54% market share of credit card and debit transactions. The industry is a secular growth story in Brazil, as penetration levels remain low. Roughly 20% of personal consumption expenditures are paid via cards in Brazil, versus approximately 50% for developed countries.

Sincerely,

Randy Takian
President and Director	July 2009

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and Sub-Adviser together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the three- and five-year periods but slightly below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the management fee was higher than but close to the peer group average, the total expense ratio was lower than the peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with the peer group average.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (98.6%)
(Unless Otherwise Noted)
Argentina (0.6%)
Diversified Telecommunication Services
Telecom Argentina S.A. ADR (a)	51,600	$662

Brazil (65.9%)
Beverages
Cia de Bebidas das Americas (Preference) ADR	55,800	3,618

Commercial Banks
Banco Bradesco S.A. ADR	127,200	1,879
Banco Bradesco S.A. (Preference)	48,000	705
Banco Nacional S.A. (Preference) (a)(b)(c)	95,420,000	—
Investimentos Itau S.A. (Preference)	504,128	2,220
Itau Unibanco Holding S.A. ADR	342,714	5,425
Itau Unibanco Holding S.A. ADR	32,780	519
Itau Unibanco Holding S.A. (Preference)	279,910	4,413
		15,161
Commercial Services
Companhia Brasileira de Meios de Pagamento (a)	201,300	1,739

Diversified Financial Services
BM&F Bovespa S.A.	427,200	2,551

Diversified Telecommunication Services
Global Village Telecom Holding S.A. (a)	67,000	1,112

Food Products
Perdigao S.A. (a)	126,751	2,401

Household Durables
Cyrela Brazil Realty S.A.	114,889	862
MRV Engenharia e Participacoes S.A.	86,200	1,169
PDG Realty S.A. Empreendimentos e Participacoes	126,370	1,336
		3,367
Insurance
Amil Participacoes S.A.	198,720	957

Media
NET Servicos de Comunicacao S.A. (Preference) (a)	254,367	2,479

Metals & Mining
Gerdau S.A. ADR	96,500	1,010
Usinas Siderurgicas de Minas Gerais S.A.	19,500	410
Usinas Siderurgicas de Minas Gerais S.A. (Preference), Class A	105,156	2,251
Vale S.A. ADR	677,745	10,404
Vale S.A. (Preference), Class A	67,212	1,033
		15,108
Multiline Retail
Lojas Renner S.A.	26,100	289

Oil, Gas & Consumable Fuels
Petroleo Brasileiro S.A. ADR	316,873	10,571
Petroleo Brasileiro S.A. (Preference)	288,746	4,798
Ultrapar Participacoes S.A. (Preference)	50,400	1,588
		16,957
Road & Rail
Localiza Rent a Car S.A.	233,878	1,444

Wireless Telecommunication Services
Vivo Participacoes S.A. ADR	84,400	1,599
		68,782
Chile (1.3%)
Airlines
Lan Airlines S.A. ADR	115,151	1,385

Colombia (1.0%)
Food & Staples Retailing
Almacenes Exito S.A. GDR (d)	161,921	1,066

Luxembourg (1.2%)
Wireless Telecommunication Services
Millicom International Cellular S.A. (a)	21,200	1,193

Mexico (24.8%)
Beverages
Fomento Economico Mexicano S.A.B. de C.V. ADR	90,100	2,905

Commercial Banks
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,266,399	3,068

Construction & Engineering
Empresas ICA S.A.B. de C.V. (a)	421,000	721

The accompanying notes are an integral part of the financial statements.	7

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

	Shares	Value (000)
Mexico (cont’d)
Food & Staples Retailing
Wal-Mart de Mexico S.A.B. de C.V., Class V	1,083,136	$3,212

Household Durables
Corp. GEO S.A.B. de C.V., Class B (a)	487,482	942
Desarrolladora Homex S.A.B. de C.V. ADR (a)	32,694	912
		1,854
Media
Grupo Televisa S.A. ADR	224,900	3,823
Megacable Holdings S.A.B. de C.V. (a)	370,570	519
		4,342
Wireless Telecommunication Services
America Movil S.A.B. de C.V., Class L ADR	252,805	9,789
		25,891
Panama (1.5%)
Airlines
Copa Holdings S.A., Class A	39,103	1,596

Peru (2.3%)
Commercial Banks
Credicorp Ltd.	16,800	978

Metals & Mining
Cia de Minas Buenaventura S.A. ADR	60,400	1,451
		2,429
TOTAL COMMON STOCKS (Cost $84,277)		103,004
SHORT-TERM INVESTMENT (1.8%)
United States (1.8%)
Investment Company
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (e) (Cost $1,888)	1,887,946	1,888
TOTAL INVESTMENTS (100.4%) (Cost $86,165)		104,892
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(452)
NET ASSETS (100%)		$104,440

(a)	Non-income producing security.
(b)	Security has been deemed illiquid at June 30, 2009.
(c)

At June 30, 2009, the Fund held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(d)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(e)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
@	Value is less than $500.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	889	$453	7/1/09	USD	456	$456	$3
BRL	84	43	7/2/09	USD	43	43	—	@
BRL	129	66	7/6/09	USD	66	66	—	@
MXN	382	29	7/1/09	USD	29	29	—	@
MXN	221	17	7/2/09	USD	17	17	—	@
USD	107	107	7/1/09	BRL	208	106	(1)
		$715				$717	$2

BRL —	Brazilian Real
MXN —	Mexican Peso
USD —	United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 4 to the financial statements for further information regarding fair value measurement.)

8	The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stocks
Airlines	$2,981	$—	$—		$2,981
Beverages	6,523	—	—		6,523
Commercial Banks	18,688	519	—	**	19,207
Commercial Services	1,739	—	—		1,739
Construction & Engineering	721	—	—		721
Diversified Financial Services	2,551	—	—		2,551
Diversified Telecommunication Services	1,774	—	—		1,774
Food & Staples Retailing	3,212	1,066	—		4,278
Food Products	2,401	—	—		2,401
Household Durables	5,221	—	—		5,221
Insurance	957	—	—		957
Media	6,821	—	—		6,821
Metals & Mining	16,559	—	—		16,559
Multiline Retail	289	—	—		289
Oil, Gas & Consumable Fuels	16,957	—	—		16,957
Road & Rail	1,444	—	—		1,444
Wireless Telecommunication Services	12,581	—	—		12,581
Total Common Stocks	101,419	1,585	—	**	103,004
Forwards	—	3	—		3
Short-Term Investment
Investment Company	1,888	—	—		1,888
Total Assets	103,307	1,588	—	**	104,895
Liabilities:
Forwards	—	(1)	—		(1)
Total Liabilities	—	(1)	—		(1)
Total	$103,307	$1,587	$—	**	$104,894

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Balance as of 12/31/08	$—	**
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 6/30/09	$—	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 6/30/09.	$—

** Includes a security which is valued at zero.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	18.3%
Oil, Gas & Consumable Fuels	16.2
Metals & Mining	15.8
Wireless Telecommunication Services	12.0
Media	6.5
Beverages	6.2
Household Durables	5.0
Other*	18.2
Short-Term Investment	1.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	9

The Latin American Discovery Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $84,277)	$103,004
Investment in Security of Affiliated Issuer, at Value (Cost $1,888)	1,888
Total Investments in Securities, at Value (Cost $86,165)	104,892
Cash	9
Foreign Currency, at Value (Cost $1,603)	1,603
Receivable for Investments Sold	456
Dividends Receivable	355
Unrealized Appreciation on Foreign Currency Exchange Contracts	3
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	107,320
Liabilities:
Payable For:
Investments Purchased	2,198
Dividends Declared	482
Investment Advisory Fees	100
Custodian Fees	15
Administration Fees	4
Unrealized Depreciation on Foreign Currency Exchange Contracts	1
Other Liabilities	80
Total Liabilities	2,880
Net Assets
Applicable to 8,080,547 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$104,440
Net Asset Value Per Share	$12.92
Net Assets Consist of:
Common Stock	$81
Paid-in Capital	102,112
Undistributed Net Investment Income	286
Accumulated Net Realized Loss	(16,787)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	18,748
Net Assets	$104,440

@ Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$974
Dividends from Security of Affiliated Issuer	3
Total Investment Income	977
Expenses:
Investment Advisory Fees (Note B)	487
Professional Fees	47
Administration Fees (Note C)	34
Custodian Fees (Note D)	22
Stockholder Reporting Expenses	13
Stockholder Servicing Agent Fees	5
Other Expenses	15
Total Expenses	623
Waiver of Administration Fees (Note C)	(12)
Rebate from Morgan Stanley Affiliates (Note G)	(1)
Expense Offset (Note D)	— @
Net Expenses	610
Net Investment Income	367
Net Realized Gain (Loss) on:
Investments	(2,977)
Foreign Currency Transactions	258
Net Realized Loss	(2,719)
Change in Unrealized Appreciation (Depreciation) on:
Investments	32,570
Foreign Currency Exchange Contracts and Translations	(251)
Change in Unrealized Appreciation (Depreciation)	32,319
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	29,600
Net Increase in Net Assets Resulting from Operations	$29,967

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

The Latin American Discovery Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$367	$1,763
Net Realized Gain (Loss)	(2,719)	9,323
Net Change in Unrealized Appreciation (Depreciation)	32,319	(130,162)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,967	(119,076)
Distributions from and/or in Excess of:
Net Investment Income	(482)	(1,009)
Net Realized Gain	—	(53,123)
Total Distributions	(482)	(54,132)
Capital Share Transactions:
Reinvestment of Distributions (0 and 10,496 shares)	—	312
Repurchase of Shares (0 and 4,500 shares)	—	(46)
Net Increase in Net Assets Resulting from Capital Share Transactions	—	266
Total Increase (Decrease)	29,485	(172,942)
Net Assets:
Beginning of Period	74,955	247,897
End of Period (Including Undistributed Net Investment Income of $286 and $401)	$104,440	$74,955

12	The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2009 (unaudited)		2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$9.28		$30.70	$27.87		$25.96	$21.08	$14.71
Net Investment Income†	0.05		0.22	0.34		0.29	0.45	0.27
Net Realized and Unrealized Gain (Loss) on Investments	3.65		(14.95)	10.29		10.61	10.65	6.36
Total from Investment Operations	3.70		(14.73)	10.63		10.90	11.10	6.63
Distributions from and/or in excess of:
Net Investment Income	(0.06)		(0.12)	(0.55)		(0.60)	(0.46)	(0.27)
Net Realized Gain	—		(6.57)	(7.25)		(8.39)	(5.78)	—
Total Distributions	(0.06)		(6.69)	(7.80)		(8.99)	(6.24)	(0.27)
Anti-Dilutive Effect of Share Repurchase Program	—		0.00 ‡	0.00	‡	—	0.02	0.01
Net Asset Value, End of Period	$12.92		$9.28	$30.70		$27.87	$25.96	$21.08
Per Share Market Value, End of Period	$12.20		$8.71	$30.11		$26.70	$22.71	$18.27
TOTAL INVESTMENT RETURN:
Market Value	40.73	%#	(55.98)%	43.76%		64.51%	55.62%	45.09%
Net Asset Value(1)	39.88	%#	(54.00)%	40.32%		50.27%	54.23%	45.55%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$104,440		$74,955	$247,897		$225,230	$209,743	$190,492
Ratio of Expenses to Average Net Assets(2)	1.44	%*+	1.34%+	1.29	%+	1.35%	1.37%	1.45%
Ratio of Net Investment Income to Average Net Assets(2)	0.87	%*+	0.88%+	1.07	%+	1.01%	1.83%	1.65%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00	%§	N/A	N/A	N/A
Portfolio Turnover Rate	20	%#	75%	57%		59%	63%	60%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.47	%*+	1.38%+	1.34	%+	1.40%	1.41%	1.46%
Ratio of Net Investment Income to Average Net Assets	0.84	%*+	0.84%+	1.02	%+	0.96%	1.79%	1.64%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

‡	Amount is less than $0.005 per share.
†	Per share amount is based on average shares outstanding.
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
#	Not Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	13

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

The Latin American Discovery Fund, Inc. (the “Fund”) was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Latin American issuers and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Latin American issuers or debt securities issued or guaranteed by a Latin American government or governmental entity, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.    Significant Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:   Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A portion of the Fund’s net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

3.              Derivatives:   The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

and/or Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts:   In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Contracts (000)
Assets:
Foreign Currency Contracts	Receivables	$3
Liabilities:
Foreign Currency Contracts	Payables	$(1)

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	$(965)

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts	$(70)

All Open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

4.              Fair Value Measurement:   In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 – quoted prices in active markets for identical securities

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.              Subsequent Event: In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

B.    Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund’s average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.    Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2009, approximately $12,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.    Custodian Fees:   JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$5,445	$48,687	$12,274	$50,710

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(426)	$429	$(3)

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$482	$—

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $86,165,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $18,727,000 of which $23,819,000 related to appreciated securities and $5,092,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $10,540,000.

F.     Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates:   The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by approximately $1,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$1,373	$19,699	$19,184	$3	$1,888

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $16,569,000 and $17,228,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2009, the Fund incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.    Other:   On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stock-holder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2009, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 2,165,438 of its shares at an average discount of 18.86% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 19, 2009, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.0597 per share, derived from net investment income, payable on July 15, 2009, to stockholders of record on June 30, 2009.

I.      Supplemental Proxy Information:   On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Michael Bozic	5,157,478	1,036,789
Michael F. Klein	5,164,426	1,029,841
W. Allen Reed	5,160,159	1,034,108

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Latin American Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Ana Cristina Piedrahita, an Executive Director of the Sub-Adviser, and William Scott Piper, an Executive Director of the Adviser.

Ms. Piedrahita and has been associated with the Sub-Adviser in an investment management capacity since 2002 and began managing the Fund in February 2002. Mr. Piper has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in December 2002.

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Latin American Discovery Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•         We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•         We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•         We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•         We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•         If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

The Latin American Discovery Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

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2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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The Latin American Discovery Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CELDFSAN
IU09-03435I-Y06/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Latin American Discovery Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 20, 2009